As filed with the Securities and Exchange Commission on September 29, 1997

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                               FORM 8-A

           FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
              PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

                        Securacom, Incorporated
        (Exact name of registrant as specified in its charter)

                           50 Tice Boulevard
                   Woodcliff Lake, New Jersey  07675
                            (201) 930-9500
         (Address of registrant's principal executive offices)



                                Delaware
                         (State of incorporation
                            or organization)


                               22-2817302
                            (I.R.S. Employer
                           Identification No.)
         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.|X|

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box./ /

         Securities Act registration statement file number to which this form relates: 333-26439 (if applicable)


Securities to be registered pursuant to Section 12(b) of the Act:
         Common Stock, par value $0.01 per share

Securities to be registered pursuant to Section 12(g) of the Act:









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Item 1.           Description of Registrant's Securities to be Registered

         Incorporated   by  reference  to  the   information   contained   under
"Description of Capital Stock" in the registrant's Registration Statement on Form S-1 (Commission File No. 333-26439), as amended.


Item 2.           Exhibits

         3.1 Form of Restated Certificate of Incorporation of the registrant*

         3.2      Form of Bylaws of the registrant*

         4        Form of Rights Agreement*

         * These exhibits are incorporated by reference to the exhibits of the same number filed with the registrant's Registration Statement on Form S-1 (Commission File No. 333-26439), as amended.

                                 SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                      Securacom, Incorporated



Date:  September 26, 1997             By:      /s/ WIRT D. WALKER, III
                                            -----------------------------
                                                  Wirt D. Walker, III
                                                        Chairman


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